EXHIBIT 99.1

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-A-X

TERM SHEET

Subject to Revision

The Issuer

AmeriCredit Automobile Receivables Trust 2005-A-X is a Delaware statutory trust. The issuer will issue the notes and be liable for their payment. The issuer’s principal asset will be a pool of automobile loans.

The Seller

AFS SenSub Corp., or SenSub, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. SenSub will sell the automobile loans to the issuer.

The Servicer

AmeriCredit Financial Services, Inc., or AmeriCredit, is a Delaware corporation. AmeriCredit either purchased the automobile loans without recourse from automobile dealers and other third-party lenders or originated the automobile loans directly with consumers and will service the automobile loans on behalf of the issuer. AmeriCredit will sell the automobile loans to the seller.

The Insurer

XL Capital Assurance Inc., or XLCA, is a New York stock insurance company. XLCA will issue a policy, which will guarantee the payment of timely interest and certain payments of principal due on the notes, but only as described in the section of the prospectus supplement titled “The Policy.”

The Trustee

Wells Fargo Bank, National Association, or Wells Fargo, is a national banking association. Wells Fargo will be the trust collateral agent, the indenture trustee and the backup servicer.

Statistical Calculation Date

•	December 29, 2004. This is the date that was used in preparing the statistical information presented in this term sheet.

Cutoff Date

•	January 27, 2005. The issuer will receive amounts collected on the automobile loans after this date.

Closing Date

•	On or about February 3, 2005.

Description of the Securities

The issuer will issue four classes of asset backed notes. The notes are designated as the “Class A-1 Notes,” the “Class A-2 Notes,” the “Class A-3 Notes” and the “Class A-4 Notes”.

Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:

Class	Initial Note Principal Balance	Interest Rate	Final Scheduled Distribution Date
A-1	$136,000,000	—%	February 6, 2006
A-2	$216,000,000	—%	June 6, 2008
A-3	$230,000,000	—%	January 6, 2010
A-4	$168,000,000	—%	October 6, 2011

The notes will initially be issued in book entry form only and will be issued in minimum denominations of $1,000 and multiples of $1,000.

The notes will not be listed on any securities exchange.

You may hold your notes through DTC in the United States or through Clearstream Banking, société anonyme, or the Euroclear System in Europe.

The notes will be secured solely by the pool of automobile loans and the other assets of the issuer which are described under the section entitled “The Trust Assets.”

Distribution Dates

•	The distribution date will be the sixth day of each month, subject to the business day rule set forth below, commencing on March 7, 2005. If AmeriCredit is no longer acting as servicer, the distribution date will be the tenth day of each month.

•	Insured distributions:

XLCA will make payment of any unpaid interest and certain payments of principal due on the notes on each distribution date.

•	Business day rule:

If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

•	Record dates:

The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

Interest

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the closing date.

Interest on the Class A-1 Notes will be calculated on an “actual/360” basis.

Interest on the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes will be calculated on a “30/360” basis.

Principal

•	Principal of the notes will be payable on each distribution date in an amount equal to

(1)	100% of the principal amortization which occurred in the automobile loan pool during the prior calendar month, but not to exceed the amount necessary to build and maintain the amount of overcollateralization required by XLCA, plus

(2)	the amount of excess interest collected on the automobile loans during the prior calendar month, after paying interest on the notes, paying other expenses and depositing to the spread account the amount required by XLCA, will be used to pay principal on the notes on that distribution date, but only as necessary to build and maintain the amount of overcollateralization required by XLCA.

In addition, the outstanding principal balance of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

•	The classes of notes are “sequential pay” classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

•	first, the Class A-1 Notes will be paid off;

•	once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize until they are paid off;

•	once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize until they are paid off; and

•	once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize until they are paid off.

The Trust Assets

The issuer’s assets will principally include:

•	a pool of automobile loans, which are secured by new and used automobiles, light duty trucks and vans;

•	collections on the automobile loans received after January 27, 2005; and

•	an assignment of the security interests in the vehicles securing the automobile loan pool.

The Automobile Loan Pool

The automobile loans consist of motor vehicle retail installment sale contracts originated by dealers or by third-party lenders and then acquired by AmeriCredit or motor vehicle loans originated by AmeriCredit directly with consumers. The automobile loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and limited financial resources.

Statistical Information

The statistical information in this term sheet is based on the automobile loans in the pool as of December 29, 2004. The statistical distribution of the characteristics of the automobile loan pool as of the cutoff date, which is January 27, 2005, will vary somewhat from the statistical distribution of those characteristics as of December 29, 2004, although that variance will not be material.

•	As of December 29, 2004 the automobile loans in the pool have:

•	an aggregate principal balance of $700,000,979.15;

•	a weighted average annual percentage rate of approximately 16.56%;

•	a weighted average original maturity of approximately 64 months;

•	a weighted average remaining maturity of approximately 63 months; and

•	an individual remaining term of not more than 72 months and not less than 3 months.

•	As of January 27, 2005 the automobile loans in the pool are expected to have an aggregate principal balance of approximately $810,810,810.81, which provides approximately 7.5% of initial overcollateralization.

The Insurance Policy

On the day of the closing, XLCA will issue a note guaranty insurance policy for the benefit of the noteholders. Under this policy, XLCA will unconditionally and irrevocably guarantee the payments of interest and certain payments of principal due on the notes during the term of the policy, but only as described in the section of the prospectus supplement titled “The Policy.”

Subject to the terms of the note guaranty insurance policy, the policy guarantees:

•	monthly interest on the notes;

•	principal of each note on its final scheduled distribution date;

•	certain limited principal payments of the notes on any distribution date that the outstanding principal balance of the notes exceeds the aggregate receivables balance in order to maintain parity; and

•	subject to certain conditions, any payments previously distributed to the noteholders that must be returned as preference payments to a trustee in bankruptcy.

If, on any distribution date, the noteholders would not otherwise receive the full amount of certain payments then due to them, the shortfall will be paid either from funds available from a spread account or from the proceeds of a drawing under the policy in accordance with its terms.

Optional Redemption

The notes then outstanding may be redeemed in whole, but not in part, on any distribution date on which the servicer exercises its “clean-up call” option to purchase the automobile loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest plus any amounts remaining unpaid to XLCA under the insurance agreement. XLCA’s consent to the exercise of the clean-up call is required if the clean-up call would result in a claim on the note guaranty insurance policy.

Mandatory Redemption

Upon declaration of an event of default under the indenture, the notes may be accelerated and subject to immediate payment at par, plus accrued interest. So long as XLCA is not in default, the power to declare an event of default will be held by XLCA. The policy issued by XLCA does not guarantee payment of any amounts that become due on an accelerated basis, unless XLCA elects, in its sole discretion, to pay those amounts in whole or in part.

Sale of Receivables

The servicer may direct the issuer to sell receivables that are more than 60 days delinquent to a third party that is unaffiliated with the servicer, the seller and the issuer. Delinquent receivables may be sold only if the sale proceeds received are at least equal to certain minimum sale proceeds set forth in the sale and servicing agreement. In no event may more than 20% of the initial number of receivables in the pool be sold by the issuer in this manner.

Federal Income Tax Consequences

For federal income tax purposes:

•	Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be characterized as indebtedness and the issuer will not be characterized as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the note as indebtedness.

•	Interest on the notes will be taxable as ordinary income:

•	when received by a holder using the cash method of accounting, and

•	when accrued by a holder using the accrual method of accounting.

•	Dewey Ballantine LLP has prepared the discussion under “Material Federal Income Tax Consequences” in the prospectus supplement and “Material Federal Income Tax Consequences” in the prospectus and is of the opinion that such discussions as they relate to federal income tax matters and to the extent that they constitute matters of law or legal conclusions with respect thereto, are correct in all material respects.

ERISA Considerations

Subject to the important considerations described under “ERISA Considerations” in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. Fiduciaries of such plans should consult with counsel regarding the applicability of the provisions of ERISA before purchasing a note.

Legal Investment

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Rating of the Notes

The notes must receive at least the following ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service and Fitch Inc. in order to be issued:

Class	Rating
	S&P	Moody’s	Fitch
A-1	A-1+	Prime-1	F1+
A-2	AAA	Aaa	AAA
A-3	AAA	Aaa	AAA
A-4	AAA	Aaa	AAA

The automobile loan pool’s composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:

Composition of the Automobile Loans

as of the Statistical Calculation Date

	New	Used	Total
Aggregate Principal Balance(1)	$236,724,312.05	$463,276,667.10	$700,000,979.15

Number of Automobile Loans	10,755	30,627	41,382

Percent of Aggregate Principal Balance	33.82%	66.18%	100.00%

Average Principal Balance	$22,010.63	$15,126.41	$16,915.59
Range of Principal Balances	$(490.73 to $63,008.29)	$(250.14 to $60,429.53)	$(250.14 to $63,008.29)

Weighted Average APR(1)	15.08%	17.31%	16.56%
Range of APRs	(2.90% to 25.95)%	(6.00% to 29.99)%	(2.90% to 29.99)%

Weighted Average Remaining Term	67	61	63
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )	(3 to 72 months )

Weighted Average Original Term	68	62	64
Range of Original Terms	(24 to 72 months )	(18 to 72 months )	(18 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Automobile Loans by APR

as of the Statistical Calculation Date

Distribution of the Automobile Loans by APR as of the Statistical Calculation Date	Aggregate Principal Balance(1)	% of Aggregate Principal Balance(2)	Number of Automobile Loans	% of Total Number of Automobile Loans(2)
2.000% to 2.999%	$91,731.12	0.01%	5	0.01%
3.000% to 3.999%	361,798.09	0.05%	16	0.04%
4.000% to 4.999%	988,094.86	0.14%	46	0.11%
5.000% to 5.999%	1,177,904.88	0.17%	52	0.13%
6.000% to 6.999%	1,635,609.87	0.23%	71	0.17%
7.000% to 7.999%	1,638,488.41	0.23%	72	0.17%
8.000% to 8.999%	5,602,254.84	0.80%	254	0.61%
9.000% to 9.999%	21,037,793.68	3.01%	1,004	2.43%
10.000% to 10.999%	22,131,269.56	3.16%	1,059	2.56%
11.000% to 11.999%	25,631,236.15	3.66%	1,274	3.08%
12.000% to 12.999%	43,247,105.90	6.18%	2,210	5.34%
13.000% to 13.999%	40,450,669.50	5.78%	2,036	4.92%
14.000% to 14.999%	51,023,360.60	7.29%	2,654	6.41%
15.000% to 15.999%	59,623,939.49	8.52%	3,252	7.86%
16.000% to 16.999%	77,190,862.53	11.03%	4,212	10.18%
17.000% to 17.999%	103,127,479.88	14.73%	6,210	15.01%
18.000% to 18.999%	103,092,090.30	14.73%	6,603	15.96%
19.000% to 19.999%	63,385,266.50	9.06%	4,395	10.62%
20.000% to 20.999%	41,190,090.73	5.88%	3,030	7.32%
21.000% to 21.999%	28,915,715.23	4.13%	2,211	5.34%
22.000% to 22.999%	4,931,303.66	0.70%	405	0.98%
23.000% to 23.999%	2,153,619.76	0.31%	184	0.44%
24.000% to 24.999%	1,100,872.92	0.16%	100	0.24%
25.000% to 25.999%	192,382.58	0.03%	19	0.05%
26.000% to 26.999%	26,722.04	0.00%	2	0.00%
27.000% to 27.999%	36,223.24	0.01%	4	0.01%
28.000% to 28.999%	10,883.05	0.00%	1	0.00%
29.000% to 29.999%	6,209.78	0.00%	1	0.00%

TOTAL	$700,000,979.15	100.00%	41,382	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Distribution of the Automobile Loans by Geographic Location

of Obligor as of the Statistical Calculation Date

State	Aggregate Principal Balance(1)	% of Aggregate Principal Balance(2)	Number of Automobile Loans	% of Total Number of Automobile Loans(2)
Alabama	$9,893,293.48	1.41%	573	1.38%
Arizona	12,459,606.23	1.78%	747	1.81%
Arkansas	5,422,866.98	0.77%	333	0.80%
California	83,568,327.75	11.94%	4,235	10.23%
Colorado	8,011,781.14	1.14%	498	1.20%
Connecticut	4,374,097.61	0.62%	282	0.68%
Delaware	2,969,026.01	0.42%	171	0.41%
District of Columbia	1,259,390.15	0.18%	75	0.18%
Florida	81,992,113.13	11.71%	4,765	11.51%
Georgia	23,487,646.87	3.36%	1,362	3.29%
Hawaii	3,408,558.89	0.49%	197	0.48%
Illinois	27,182,243.15	3.88%	1,711	4.13%
Indiana	13,171,949.30	1.88%	874	2.11%
Iowa	3,209,251.04	0.46%	193	0.47%
Kansas	3,286,492.20	0.47%	201	0.49%
Kentucky	9,106,132.93	1.30%	592	1.43%
Louisiana	12,645,201.37	1.81%	699	1.69%
Maine	4,187,068.94	0.60%	272	0.66%
Maryland	15,426,479.97	2.20%	882	2.13%
Massachusetts	8,944,682.09	1.28%	559	1.35%
Michigan	15,245,939.27	2.18%	995	2.40%
Minnesota	6,992,409.54	1.00%	442	1.07%
Mississippi	9,770,526.01	1.40%	553	1.34%
Missouri	8,462,006.96	1.21%	526	1.27%
Nebraska	2,053,490.08	0.29%	134	0.32%
Nevada	8,084,689.18	1.15%	422	1.02%
New Hampshire	3,398,681.70	0.49%	221	0.53%
New Jersey	15,945,546.00	2.28%	947	2.29%
New Mexico	7,076,693.61	1.01%	412	1.00%
New York	25,889,487.37	3.70%	1,669	4.03%
North Carolina	22,530,664.49	3.22%	1,301	3.14%
Ohio	33,345,898.49	4.76%	2,228	5.38%
Oklahoma	6,524,968.09	0.93%	412	1.00%
Oregon	5,591,965.32	0.80%	334	0.81%
Pennsylvania	35,552,252.12	5.08%	2,286	5.52%
Rhode Island	1,711,298.10	0.24%	93	0.22%
South Carolina	8,553,938.02	1.22%	500	1.21%
Tennessee	15,047,896.72	2.15%	954	2.31%
Texas	80,210,322.54	11.46%	4,454	10.76%
Utah	3,390,572.43	0.48%	204	0.49%
Vermont	1,388,631.32	0.20%	91	0.22%
Virginia	18,731,948.70	2.68%	1,119	2.70%
Washington	14,013,142.26	2.00%	796	1.92%
West Virginia	5,394,846.86	0.77%	354	0.86%
Wisconsin	8,113,630.23	1.16%	524	1.27%
Other (3)	2,973,324.51	0.42%	190	0.46%

TOTAL	$700,000,979.15	100.00%	41,382	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with Aggregate Principal Balances less than $1,000,000.

Yield and Prepayment Considerations

Prepayments can be made on any of the automobile loans at any time. If prepayments are received on the automobile loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the automobile loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an automobile loan.

The rate of prepayments on the automobile loans may be influenced by a variety of economic, social, and other factors, including the fact that no obligor under an automobile loan may sell or transfer that automobile loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the automobile loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit’s assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the automobile loans will be borne solely by the noteholders.

The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the automobile loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

Prepayments on automobile loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of automobile loans in a pool of loans. ABS also assumes that all of the automobile loans in a pool are the same size, that all of those automobile loans amortize at the same rate, and that for every month that any individual automobile loan is outstanding, payments on that particular automobile loan will either be made as scheduled or the automobile loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 automobile loans, if a 1% ABS were used, that would mean that 100 automobile loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not a historical description of prepayment experience on pools of automobile loans or a prediction of the anticipated rate of prepayment on either the pool of automobile loans involved in this transaction or on any pool of automobile loans. You should not assume that the actual rate of prepayments on the automobile loans will be in any way related to the percentage of prepayments that we assume for ABS.

The tables below which are captioned “Percent of Initial Note Principal Balance at Various ABS Percentages” are based on ABS and were prepared using the following assumptions:

•	the trust property includes four pools of automobile loans with the characteristics set forth in the following table;

•	all prepayments on the automobile loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

•	each scheduled monthly payment on the automobile loans is made on the last day of each month and each month has 30 days;

•	the initial principal amount of each class of notes is equal to the initial principal amount set forth on page 2 of this term sheet;

•	interest accrues on the notes at the following assumed coupon rates: Class A-1 Notes, 2.67%; Class A-2 Notes, 3.24%; Class A-3 Notes, 3.66%; and Class A-4 Notes 3.96%;

•	payments on the notes are made on the sixth day of each month;

•	the notes are purchased on February 3, 2005;

•	the scheduled monthly payment for each automobile loan was calculated on the basis of the characteristics described in the following table and in such a way that each automobile loan would amortize in a manner that will be sufficient to repay the principal balance of that automobile loan by its indicated remaining term to maturity;

•	the first due date for each automobile loan is the last day of the month of the assumed cutoff date for that automobile loan as set forth in the following table;

•	certain trust performance triggers are met and the target overcollateralization level decreases (i) by 1.0%, from 15.0% to 14.0%, on the 24th distribution date, (ii) by 1.0%, from 14.0% to 13.0%, on the 30th distribution date and (iii) by 1.0%, from 13.0% to 12.0%, on the 36th distribution date;

•	the servicer exercises its “clean-up call” option to purchase the automobile loans at the earliest opportunity;

•	accelerated principal will be paid on each class of the notes on each distribution date as necessary to build and maintain the overcollateralization required by XLCA; and

•	the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to XLCA.

Pool	Aggregate Principal Balance	Gross APR	Assumed Cutoff Date	Remaining Term to Maturity (in Months)	Seasoning (in Months)
1	$7,392,209.04	18.295%	02/01/05	34	1
2	$28,428,731.63	18.247%	02/01/05	47	1
3	$408,208,199.97	17.617%	02/01/05	59	1
4	$366,781,670.17	15.215%	02/01/05	70	1

The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the automobile loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the automobile loans will prepay at a constant level of ABS until maturity or that all of the automobile loans will prepay at the same level of ABS. Moreover, the automobile loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the automobile loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the automobile loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the weighted average life of a class of notes is determined by:

•	multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

•	adding the results, and

•	dividing the sum by the related initial principal amount of the note.

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE

AT VARIOUS ABS PERCENTAGES

	Class A-1 Notes				Class A-2 Notes
Distribution Date	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100%	100%	100%	100%	100%	100%	100%	100%
3/6/05	89%	83%	79%	74%	100%	100%	100%	100%
4/6/05	77%	65%	57%	47%	100%	100%	100%	100%
5/6/05	66%	48%	36%	22%	100%	100%	100%	100%
6/6/05	54%	31%	15%	0%	100%	100%	100%	98%
7/6/05	43%	15%	0%	0%	100%	100%	97%	82%
8/6/05	31%	0%	0%	0%	100%	99%	84%	69%
9/6/05	19%	0%	0%	0%	100%	90%	75%	58%
10/6/05	12%	0%	0%	0%	100%	84%	67%	48%
11/6/05	6%	0%	0%	0%	100%	78%	59%	37%
12/6/05	*	0%	0%	0%	100%	71%	51%	27%
1/6/06	0%	0%	0%	0%	96%	65%	43%	17%
2/6/06	0%	0%	0%	0%	93%	59%	35%	7%
3/6/06	0%	0%	0%	0%	89%	53%	27%	0%
4/6/06	0%	0%	0%	0%	85%	47%	20%	0%
5/6/06	0%	0%	0%	0%	81%	41%	12%	0%
6/6/06	0%	0%	0%	0%	77%	35%	5%	0%
7/6/06	0%	0%	0%	0%	73%	29%	0%	0%
8/6/06	0%	0%	0%	0%	69%	23%	0%	0%
9/6/06	0%	0%	0%	0%	65%	17%	0%	0%
10/6/06	0%	0%	0%	0%	60%	11%	0%	0%
11/6/06	0%	0%	0%	0%	56%	5%	0%	0%
12/6/06	0%	0%	0%	0%	52%	0%	0%	0%
1/6/07	0%	0%	0%	0%	47%	0%	0%	0%
2/6/07	0%	0%	0%	0%	46%	0%	0%	0%
3/6/07	0%	0%	0%	0%	41%	0%	0%	0%
4/6/07	0%	0%	0%	0%	36%	0%	0%	0%
5/6/07	0%	0%	0%	0%	32%	0%	0%	0%
6/6/07	0%	0%	0%	0%	27%	0%	0%	0%
7/6/07	0%	0%	0%	0%	22%	0%	0%	0%
8/6/07	0%	0%	0%	0%	19%	0%	0%	0%
9/6/07	0%	0%	0%	0%	14%	0%	0%	0%
10/6/07	0%	0%	0%	0%	9%	0%	0%	0%
11/6/07	0%	0%	0%	0%	4%	0%	0%	0%
12/6/07	0%	0%	0%	0%	0%	0%	0%	0%
1/6/08	0%	0%	0%	0%	0%	0%	0%	0%
2/6/08	0%	0%	0%	0%	0%	0%	0%	0%
3/6/08	0%	0%	0%	0%	0%	0%	0%	0%
4/6/08	0%	0%	0%	0%	0%	0%	0%	0%
5/6/08	0%	0%	0%	0%	0%	0%	0%	0%
6/6/08	0%	0%	0%	0%	0%	0%	0%	0%
7/6/08	0%	0%	0%	0%	0%	0%	0%	0%
8/6/08	0%	0%	0%	0%	0%	0%	0%	0%
9/6/08	0%	0%	0%	0%	0%	0%	0%	0%
10/6/08	0%	0%	0%	0%	0%	0%	0%	0%
11/6/08	0%	0%	0%	0%	0%	0%	0%	0%
12/6/08	0%	0%	0%	0%	0%	0%	0%	0%
1/6/09	0%	0%	0%	0%	0%	0%	0%	0%
2/6/09	0%	0%	0%	0%	0%	0%	0%	0%
3/6/09	0%	0%	0%	0%	0%	0%	0%	0%
4/6/09	0%	0%	0%	0%	0%	0%	0%	0%
5/6/09	0%	0%	0%	0%	0%	0%	0%	0%
6/6/09	0%	0%	0%	0%	0%	0%	0%	0%
7/6/09	0%	0%	0%	0%	0%	0%	0%	0%
8/6/09	0%	0%	0%	0%	0%	0%	0%	0%
9/6/09	0%	0%	0%	0%	0%	0%	0%	0%
10/6/09	0%	0%	0%	0%	0%	0%	0%	0%
11/6/09	0%	0%	0%	0%	0%	0%	0%	0%
12/6/09	0%	0%	0%	0%	0%	0%	0%	0%
1/6/10	0%	0%	0%	0%	0%	0%	0%	0%

Weighted Average Life (years)	0.42	0.29	0.25	0.21	1.92	1.18	0.90	0.71

*	Indicates a number that is greater than zero but less than 0.5%.

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE

AT VARIOUS ABS PERCENTAGES

	Class A-3 Notes				Class A-4 Notes
Distribution Date	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100%	100%	100%	100%	100%	100%	100%	100%
3/6/05	100%	100%	100%	100%	100%	100%	100%	100%
4/6/05	100%	100%	100%	100%	100%	100%	100%	100%
5/6/05	100%	100%	100%	100%	100%	100%	100%	100%
6/6/05	100%	100%	100%	100%	100%	100%	100%	100%
7/6/05	100%	100%	100%	100%	100%	100%	100%	100%
8/6/05	100%	100%	100%	100%	100%	100%	100%	100%
9/6/05	100%	100%	100%	100%	100%	100%	100%	100%
10/6/05	100%	100%	100%	100%	100%	100%	100%	100%
11/6/05	100%	100%	100%	100%	100%	100%	100%	100%
12/6/05	100%	100%	100%	100%	100%	100%	100%	100%
1/6/06	100%	100%	100%	100%	100%	100%	100%	100%
2/6/06	100%	100%	100%	100%	100%	100%	100%	100%
3/6/06	100%	100%	100%	98%	100%	100%	100%	100%
4/6/06	100%	100%	100%	89%	100%	100%	100%	100%
5/6/06	100%	100%	100%	80%	100%	100%	100%	100%
6/6/06	100%	100%	100%	72%	100%	100%	100%	100%
7/6/06	100%	100%	97%	63%	100%	100%	100%	100%
8/6/06	100%	100%	91%	55%	100%	100%	100%	100%
9/6/06	100%	100%	84%	47%	100%	100%	100%	100%
10/6/06	100%	100%	77%	39%	100%	100%	100%	100%
11/6/06	100%	100%	71%	31%	100%	100%	100%	100%
12/6/06	100%	99%	64%	24%	100%	100%	100%	100%
1/6/07	100%	94%	58%	16%	100%	100%	100%	100%
2/6/07	100%	90%	53%	10%	100%	100%	100%	100%
3/6/07	100%	85%	47%	3%	100%	100%	100%	100%
4/6/07	100%	80%	41%	0%	100%	100%	100%	95%
5/6/07	100%	74%	35%	0%	100%	100%	100%	85%
6/6/07	100%	69%	29%	0%	100%	100%	100%	77%
7/6/07	100%	64%	23%	0%	100%	100%	100%	68%
8/6/07	100%	60%	19%	0%	100%	100%	100%	60%
9/6/07	100%	55%	13%	0%	100%	100%	100%	52%
10/6/07	100%	50%	8%	0%	100%	100%	100%	45%
11/6/07	100%	45%	3%	0%	100%	100%	100%	0%
12/6/07	99%	40%	0%	0%	100%	100%	97%	0%
1/6/08	94%	35%	0%	0%	100%	100%	90%	0%
2/6/08	91%	31%	0%	0%	100%	100%	85%	0%
3/6/08	86%	26%	0%	0%	100%	100%	78%	0%
4/6/08	81%	22%	0%	0%	100%	100%	72%	0%
5/6/08	75%	17%	0%	0%	100%	100%	66%	0%
6/6/08	70%	12%	0%	0%	100%	100%	60%	0%
7/6/08	65%	8%	0%	0%	100%	100%	55%	0%
8/6/08	59%	3%	0%	0%	100%	100%	50%	0%
9/6/08	54%	0%	0%	0%	100%	98%	44%	0%
10/6/08	48%	0%	0%	0%	100%	92%	0%	0%
11/6/08	42%	0%	0%	0%	100%	86%	0%	0%
12/6/08	37%	0%	0%	0%	100%	80%	0%	0%
1/6/09	31%	0%	0%	0%	100%	75%	0%	0%
2/6/09	25%	0%	0%	0%	100%	69%	0%	0%
3/6/09	19%	0%	0%	0%	100%	64%	0%	0%
4/6/09	14%	0%	0%	0%	100%	59%	0%	0%
5/6/09	8%	0%	0%	0%	100%	54%	0%	0%
6/6/09	2%	0%	0%	0%	100%	49%	0%	0%
7/6/09	0%	0%	0%	0%	94%	44%	0%	0%
8/6/09	0%	0%	0%	0%	86%	0%	0%	0%
9/6/09	0%	0%	0%	0%	77%	0%	0%	0%
10/6/09	0%	0%	0%	0%	69%	0%	0%	0%
11/6/09	0%	0%	0%	0%	60%	0%	0%	0%
12/6/09	0%	0%	0%	0%	51%	0%	0%	0%
1/6/10	0%	0%	0%	0%	0%	0%	0%	0%

Weighted Average Life (years)	3.67	2.72	2.10	1.61	4.79	4.23	3.42	2.58

Delinquency and Loan Loss Information

The following tables provide information relating to AmeriCredit’s delinquency and loan loss experience for each period indicated with respect to all automobile loans it has originated or purchased and serviced. This information includes the experience with respect to all automobile loans in AmeriCredit’s portfolio of automobile loans originated or purchased and serviced during each listed period, including automobile loans which do not meet the criteria for selection as an automobile loan in this transaction.

Delinquency Experience

Bankrupt accounts which have not yet been charged off are included as delinquent accounts in the table below.

	At December 31,				At June 30,
	2004		2003		2004		2003
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio at end of period(1)	953,592	$11,109,717	1,066,195	$12,988,339	1,011,671	$11,922,802	1,160,339	$14,888,778
Period of Delinquency(2)
31-60 days(3)	66,665	$735,011	81,748	$978,680	65,422	$748,014	96,302	$1,220,063
61-90 days	16,340	176,602	20,264	240,155	16,321	184,750	26,093	329,095
91 days or more	12,214	107,511	12,397	130,602	10,920	95,528	14,462	166,503

Total Delinquencies	95,219	$1,019,124	114,409	$1,349,437	92,663	$1,028,292	136,857	$1,715,661
Repossessed Assets(4)	2,526	32,528	5,131	68,307	2,559	33,250	12,406	172,937

Total Delinquencies and Repossessed Assets	97,745	$1,051,652	119,540	$1,417,744	95,222	$1,061,542	149,263	$1,888,598

Total Delinquencies as a Percentage of the Portfolio	10.0%	9.2%	10.7%	10.4%	9.2%	8.6%	11.8%	11.5%
Total Repossessed Assets as a Percentage of the Portfolio(4)	0.3%	0.3%	0.5%	0.5%	0.2%	0.3%	1.1%	1.2%

Total Delinquencies and Repossessed Assets as a Percentage of the Portfolio	10.3%	9.5%	11.2%	10.9%	9.4%	8.9%	12.9%	12.7%

(1)	All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2)	AmeriCredit considers a loan delinquent when an obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3)	Amounts shown do not include loans which are less than 31 days delinquent.
(4)	Beginning with the quarter ended December 31, 2003, AmeriCredit revised its repossession charge-off policy. AmeriCredit now charges off accounts when the automobile is repossessed and legally available for disposition. Previously, AmeriCredit charged off accounts at the time that repossessed inventory was liquidated at auction.

Loan Loss Experience

	Six Months Ended December 31,		Fiscal Year Ended June 30,
	2004	2003	2004	2003
Period-End Principal Outstanding(1)	$11,109,717	$12,988,339	$11,922,802	$14,888,778
Average Month-End Amount Outstanding During the Period(1)	11,476,355	13,963,109	13,181,828	15,736,512
Net Charge-Offs(2)(4)	383,830	586,134	947,062	1,026,657
Net Charge-Offs as a Percentage of Period-End Principal Outstanding(3)(4)	6.9%	9.0%	7.9%	6.9%
Net Charge-Offs as a Percent of Average Month-End Amount Outstanding(3)(4)	6.6%	8.3%	7.2%	6.5%

(1)	All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2)	Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from obligors on deficiency balances.
(3)	Results for the six months ended December 31 are annualized.
(4)	Beginning with the quarter ended December 31, 2003, AmeriCredit revised its repossession charge-off policy. AmeriCredit now charges off accounts when the automobile is repossessed and legally available for disposition. Previously, AmeriCredit charged off accounts at the time that repossessed inventory was liquidated at auction.